                               JOHN HANCOCK FUNDS
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -

                                     GLOBAL
                                      FUND


                                  ANNUAL REPORT


                                October 31, 1995

                                    TRUSTEES
                             Edward J. Boudreau, Jr.
                                    Chairman
                             William A. Barron, III*
                               Douglas M. Costle*
                                Leland O. Erdahl*
                               Richard A. Farrell*
                               William F. Glavin*
                                 Patrick Grant*
                               Ralph Lowell, Jr.*
                                 John A. Moore*
                             Patti McGill Peterson*
                                 John W. Pratt*
                         *Members of the Audit Committee

                                    OFFICERS
                             Edward J. Boudreau, Jr.
                      Chairman and Chief Executive Officer
                               Robert G. Freedman
                                Vice Chairman and
                            Chief Investment Officer
                                 Anne C. Hodsdon
                                    President
                                Thomas H. Drohan
                       Senior Vice President and Secretary
                                 James B. Little
                            Senior Vice President and
                             Chief Financial Officer
                                 Susan S. Newton
                     Vice President, Assistant Secretary and
                               Compliance Officer
                               James J. Stokowski
                          Vice President and Treasurer

                                    CUSTODIAN
                       State Street Bank and Trust Company
                               225 Franklin Street
                           Boston, Massachusetts 02110

                                 TRANSFER AGENT
                   John Hancock Investor Services Corporation
                                  P.O. Box 9116
                        Boston, Massachusetts 02205-9116

                               INVESTMENT ADVISER
                           John Hancock Advisers, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                             INVESTMENT SUB-ADVISER
                   John Hancock Advisers International Limited
                                 34 Dover Street
                             London, England W1X3RA

                              PRINCIPAL DISTRIBUTOR
                            John Hancock Funds, Inc.
                              101 Huntington Avenue
                        Boston, Massachusetts 02199-7603

                                  LEGAL COUNSEL
                                  Hale andDorr
                                 60 State Street
                           Boston, Massachusetts 02109

                             INDEPENDENT ACCOUNTANTS
                              Price Waterhouse llp
                               160 Federal Street
                           Boston, Massachusetts 02110

                               CHAIRMAN'S MESSAGE

DEAR FELLOW SHAREHOLDERS:

[A 1 1/4" photo of Edward J. Boudreau Jr., Chairman and Chief Executive Officer, flush right, next to first paragraph.]

Investors around the world have been watching Wall Street in awe for the better part of 1995. Through October, the Standard & Poor's 500-Stock Index, a widely-used barometer of stock performance, had grown by more than 25%. Investors who stayed in the market after a disappointing 1994 have been rewarded.

     On another street, Pennsylvania Avenue, one of the hot topics many people are watching is Medicare reform. While there's no clear-cut solution on the horizon, today's Medicare debate should serve as another wake-up call to all Americans about the need to have a financial plan and to save for retirement. Whether or not the government changes the way health-care benefits are allotted to senior citizens, the message is clear: your future security and well-being lies in your own hands -- not Uncle Sam's.

     We know you've heard it a hundred times. Pick up almost any financial periodical today, and you'll see cover stories on retirement. Many of them will perhaps scare you or make you think that the task of saving for retirement is just too daunting. But take heart. We don't believe that and neither do many financial experts.

     Yet retirement planning is not to be taken lightly. To live the way you want to -- the way you deserve to after all those years of hard work -- you need to plan and save now, on a regular basis, no matter what your other costs, no matter how small the amount, no matter what your current age. It may be easier if you start earlier, but it's never too late.

     Building a secure nest egg is indeed doable. Talk to your financial adviser about establishing your retirement planning roadmap, if you haven't already. And educate yourself by reading some of the many articles about how to save for retirement. Take control of your future by saving today. That way, when it comes time for retirement, you shouldn't have to think about any street but Easy Street.

Sincerely,

/s/ Edward J. Boudreau, Jr.
---------------------------
EDWARD J. BOUDREAU, JR., CHAIRMAN AND CHIEF EXECUTIVE OFFICER

             BY DAVID S. BECKWITH FOR THE PORTFOLIO MANAGEMENT TEAM

                                  JOHN HANCOCK
                                   GLOBAL FUND

             Surging U.S. market leaves many foreign markets behind

Declining interest rates, low inflation and steady corporate earnings in 1995 created nearly ideal market conditions in the United States, attracting investors from all over the world and propelling domestic stocks to record highs. The gains came at the expense of foreign stocks. Europe lagged for reasons that had less to do with the investment climate -- which was positive -- than with the comparative allure of domestic stocks, especially technology issues. In Japan, it seemed as if every time the market went up, the yen went down, wiping out gains for U.S. investors. Emerging markets, meanwhile, recovered strongly after a disastrous fourth quarter of 1994, only to fall back again late in the period. The upshot was a disappointing year for global investors, who did well to break even.

     John Hancock Global Fund lagged its peers, producing total returns at net asset value of another -- 0.37% and another -- 1.01% for its Class A and Class B shares, respectively, during the year that ended October 31, 1995. That compared to 5.18% for the average global fund, according to Lipper Analytical Services.1 There were three main reasons that the Fund lagged during the period. First was our large stake in emerging markets, which hurt the Fund early in the period. Second was our underweighting in U.S. stocks, which totaled only about 20% of the Fund's net assets for much of the period. And third was our relative overexposure to Japan and other countries in the Pacific Rim.

[A 2 1/2" x 3 3/4" photo of David Beckwith at bottom right. Caption reads:
"DAVID S. BECKWITH"]

EUROPE: IN THE SHADOW OF THE U.S.

We ended the period with about 34% of the Fund's net assets in European stocks, up from 25% a year ago but little

                                   [CAPTION]
               "...A DISAPPOINTING YEAR FOR GLOBAL INVESTORS..."

                        John Hancock Funds - Global Fund


[Chart with heading "Top Five Countries" at top of left hand column. The chart lists five countries: 1) United States 28.5% 2) Japan 11.7% 3) United Kingdom 7.3% 4) Australia 7.1% 5) Hong Kong 6.1%. A footnote below reads "As a percentage of net assets on October 31, 1995."]

changed during the past six months. There was value in Europe this past year for those who cared to notice it. Many stocks were trading at price-to-earnings ratios that looked positively cheap compared to their U.S. counterparts. But all that was overshadowed by the bull market in the United States. All the same, there were pockets of strong performance in Europe, notably the United Kingdom, where the Fund had a 7% stake at the end of the period, and Scandinavia. We made money on a number of so-called soft cyclicals, which are stocks that tend to do well in the latter stages of an economic recovery. Those included three U.K. stocks: Thorn EMI, a music retailer and record company; Reed International, a publisher; and Carlton Communications, a broadcaster. Another U.K. stock that's done well is Glaxo Wellcome, a drug company which recently settled a threat to one of its most important products from a generic competitor. Orkla, a Norwegian conglomerate involved with consumer products and financial services, rose on strong earnings growth. Investor AB, a Swedish company that owns half of Saab Moters, was a steady, if unspectacular, performer.

UNITED STATES: LEADING THE WAY

Late this past summer, we took about 10% of the Fund's net assets out of markets such as Malaysia and Singapore and transferred them to the United States, where we bought a mix of media, technology, retail and health-care stocks. Some of those stocks have since become strong performers, notably America Online, the leading commercial provider of computer online services. Our largest holding in the Fund remains Coca- Cola, whose stock price has nearly doubled in the last year and a half, fueled by strong growth in overseas sales. Tommy Hilfiger, a retailer of men's clothing, has profited lately from casual Fridays and other expressions of the trend toward more informal corporate attire. Adaptec and Cisco Systems, both computer networking stocks that we've owned for some time, helped give the Fund exposure to the bull market in technology stocks. U.S. stocks totaled about 29% of the Fund's net assets at the end of October.

JAPAN: WAITING FOR RECOVERY

Japanese stocks totaled about 12% of the Fund at the end of the period. Everyone is still waiting for the recovery in Japan, but so far progress has been slow. The yen rallied early in the year but any currency gains for U.S. investors were more than offset by the yen's 25% plunge since last March. Year-to-date through the end of October, the Nikkei Index was down 12% in U.S. dollar terms.

[Table entitled "Scorecard" at bottom of left hand column. The header for the left column is "Investments"; the header for the right column is "Recent performance ... and what's behind the numbers. The first listing is America Online followed by an up arrow and the phrase "Growing subscriber base." The second listing is Orkla followed by an up arrow and the phrase "Solid earnings growth." The third listing is Fujisawa Pharmaceutical followed by a flat arrow and the phrase "Pulled down by soft market." Footnote below reads: "See "Schedule of Investments." Investment holdings are subject to change."]

                                   [CAPTION]
           "...THERE WERE POCKETS OF STRONG PERFORMANCE IN EUROPE..."

                        John Hancock Funds - Global Fund


[Bar chart with heading "Fund Performance" at top of left hand column. Under the heading is the footnote: "For the year ended October 31, 1995." The chart is scaled in increments of 6% from bottom to top, with 6% at the top and -6% at the bottom. Within the chart there are three solid bars. The first represents the -0.37% total return for the John Hancock Global Fund, Class A. The second represents the -1.01% total return for John Hancock Global Fund, Class B. The third represents the 5.18% total return for the average global fund. A footnote below reads: "Total returns for John Hancock Global Fund are at net asset value with all distributions reinvested. The average global fund is tracked by Lipper Analytical Services. (1) See following page for historical performance information."]

One recent purchase that's done reasonably well, however, is Oki Electric, which makes telecommunications equipment. We'll be paying close attention to Japanese technology stocks in the wake of the U.S. rally. Many seem cheap now compared to their U.S. counterparts and could profit from the huge untapped market for personal computers in Japan.

EMERGING MARKETS: HONG KONG A BRIGHT SPOT

The Fund made money selectively in Latin America with two Chilean stocks. One stock, Madeco, has interests in copper mining and telecommunications. We sold it during the period. The other is Santa Isabel, a supermarket chain with operations in Chile and Argentina. For the most part, however, Asian stocks dominated the Fund's 25% stake in emerging markets, led by Hong Kong, with 6% of the Fund's net assets. Hong Kong was also one of the few emerging markets to finish solidly ahead during the period. One of our largest holdings was Cheung Kong, a developer that has begun to profit from a turnaround in the local real estate market.

AUSTRALIA AND NEW ZEALAND: LUMBER AND MINING

With the exception of News Corp., the Australian media giant led by Rupert Murdoch, and Telecom Corporation of New Zealand, lumber and mining stocks dominated the Fund's nearly 10% stake in Australia and New Zealand. Prominent names include New Zealand's Carter Holt Harvey, a forest products company, and Australia's Western Mining, a metals producer, which is among the largest investments in the Fund.

OUTLOOK

After a year like the one we've had, it's important to maintain a long-term perspective. The good news about foreign markets is that the investment climate remains strong. Earnings in most cases have come through as expected and most of the foreign countries where the Fund has investments are still growing at a faster rate than the United States, especially the emerging markets. Once investor sentiment catches up with the market fundamentals, we could see foreign stocks convincingly outperform domestic stocks.

--------------------------------------------------------------------------------
(1) Figures from Lipper Analytical Services include reinvested dividends and do not take into account sales charges. Actual load-adjusted performance is lower.

                                   [CAPTION]
            "...IT'S IMPORTANT TO MAINTAIN A LONG-TERM PERSPECTIVE."

                             A LOOK AT PERFORMANCE

The tables on the right show the cumulative total returns and the average annual total returns for the John Hancock Global Fund. Total return is a performance measure that equals the sum of all dividends and capital gains, assuming reinvestment of these distributions and the change in the price of the Fund's shares, expressed as a percentage of the Fund's average net assets. Performance figures include the maximum applicable sales charge of 5% for Class A shares. Prior to August 1992, different sales charges were in effect for Class A shares and are not reflected in the performance data. The effect of the maximum contingent deferred sales charge for Class B shares (maximum 5% and declining to 0% over six years) is included in Class B performance. Remember that all figures represent past performance and are no guarantee of how the Fund will perform in the future. Also, keep in mind that the total return and share price of the Fund's investments will fluctuate. As a result, your Fund's shares may be worth more or less than their original cost, depending on when you sell them. Please see your prospectus for a discussion of the risks associated with international investing, including currency and political risks and differences in accounting standards and financial reporting.

Note: Participant-directed defined-contribution plans with at least 100 eligible employees at inception of the Fund account may purchase Class A shares without an initial sales charge as of March 15, 1995. If those shares are redeemed, however, during the year following the calendar year end during which they were purchased, a contingent deferred sales charge will be assessed.


                            CUMULATIVE TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                                                      LIFE
                                                  ONE     FIVE         OF
                                                  YEAR    YEARS       FUND
                                                  ----    -----      ------
John Hancock Global Fund: Class A                (1.19%)  31.80%(1)     N/A
John Hancock Global Fund: Class B                (1.67%)  73.79%     125.45%(2)

                          AVERAGE ANNUAL TOTAL RETURNS

FOR THE PERIOD ENDED SEPTEMBER 30, 1995

                                                                      LIFE
                                                  ONE     FIVE         OF
                                                  YEAR    YEARS       FUND
                                                  ----    -----      ------
John Hancock Global Fund: Class A                (1.19%)   7.66%(1)     N/A
John Hancock Global Fund: Class B                (1.67%)  11.69%       9.37%(2)


                              NOTES TO PERFORMANCE

(1) Class A shares started on January 3, 1992.
(2) Class B shares started on September 2, 1986.

                    WHAT HAPPENED TO A $10,000 INVESTMENT...

The charts on the right show how much a $10,000 investment in the John Hancock Global Fund would be worth on October 31, 1995, assuming you had invested on the day each class of shares started and reinvested all distributions. For comparison, we've shown the same $10,000 investment in the Morgan Stanley World Index -- an unmanaged index that measures the performance of a diverse range of global stock markets.

[Global Fund
Class A shares

Line chart with the heading Global Fund: Class A, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are three lines.

The first line represents the value of the Morgan Stanley World Index and is equal to $14,114 as of October 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the Global Fund on January 3, 1992, before sales charge, and is equal to $13,685 as of October 31, 1995. The third line represents the Global Fund after sales charge and is equal to $12,996 as of October 31, 1995.

Global Fund
Class B shares*

Line chart with the heading Global Fund: Class B, representing the growth of a hypothetical $10,000 investment over the life of the fund. Within the chart are two lines.

The first line represents the value of the Morgan Stanley World Index and is equal to $23,878 as of October 31, 1995. The second line represents the value of the hypothetical $10,000 investment made in the Global Fund on September 2, 1986, before contingent deferred sales charge, and is equal to $22,204 as of October 31, 1995.

*No contingent deferred sales charge applicable.]

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund

THE STATEMENT OF ASSETS AND LIABILITIES IS THE FUND'S BALANCE SHEET AND SHOWS THE VALUE OF WHAT THE FUND OWNS, IS DUE AND OWES ON OCTOBER 31, 1995. YOU'LL ALSO FIND THE NET ASSET VALUE AND THE MAXIMUM OFFERING PRICE PER SHARE AS OF THAT DATE.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1995
--------------------------------------------------------------------------------
ASSETS:
  Investments at value - Note C:
   Common stocks (cost - $94,227,986)............................   $114,555,783
   Bonds (cost - $450,000).......................................        387,000
   Joint repurchase agreement (cost - $1,243,000)................      1,243,000
                                                                    ------------
                                                                     116,185,783
  Cash...........................................................         28,955
  Foreign currency, at value (cost - $17,415)....................         17,436
  Receivable for shares sold.....................................         29,674
  Receivable for investments sold................................      1,967,069
  Interest receivable............................................          2,275
  Dividends receivable...........................................        109,329
  Foreign tax receivable.........................................        127,128
  Prepaid expenses...............................................          4,884
                                                                    ------------
                    Total Assets.................................    118,472,533
                    ------------------------------------------------------------
LIABILITIES:
  Payable for shares repurchased.................................         41,678
  Foreign tax payable............................................         44,074
  Payable to John Hancock Advisers, Inc. and
   affiliates - Note B...........................................        140,923
  Accounts payable and accrued expenses..........................         78,536
                                                                    ------------
                    Total Liabilities............................        305,211
                    ------------------------------------------------------------
NET ASSETS:
  Capital paid-in................................................     89,749,452
  Accumulated net realized gain on investments and

   foreign currency transactions.................................      8,178,513
  Net unrealized appreciation of investments and

   foreign currency transactions.................................     20,239,357
                                                                    ------------
                    Net Assets...................................   $118,167,322
                    ============================================================
NET ASSET VALUE PER SHARE:
  (Based on net asset values and shares of beneficial
  interest outstanding - unlimited number of shares
  authorized with no par value, respectively)
  Class A - $93,597,600/7,386,947................................   $      12.67
  ==============================================================================
  Class B - $24,569,722/1,987,986................................   $      12.36
  ==============================================================================
MAXIMUM OFFERING PRICE PER SHARE *
  Class A - ($12.67 x 105.26%)...................................   $      13.34
  ==============================================================================

 * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.
** All Class C shares were redeemed on March 31, 1995.

THE STATEMENT OF OPERATIONS SUMMARIZES THE FUND'S INVESTMENT INCOME EARNED AND EXPENSES INCURRED IN OPERATING THE FUND. IT ALSO SHOWS NET GAINS (LOSSES) FOR THE PERIOD STATED.

STATEMENT OF OPERATIONS
Year ended October 31, 1995
--------------------------------------------------------------------------------
INVESTMENT INCOME:
  Dividends (net of foreign withholding
   taxes of $238,137)............................................    $ 1,857,264
  Interest.......................................................        144,294
                                                                     -----------
                                                                       2,001,558
                                                                     -----------
  Expenses:
   Investment management fee - Note B............................      1,169,884
   Distribution/service fee - Note B
     Class A.....................................................        280,610
     Class B.....................................................        270,868
   Transfer agent fee - Note B...................................        429,087
   Custodian fee.................................................        177,008
   Auditing fee..................................................         35,000
   Registration and filing fees..................................         32,872
   Printing......................................................         30,301
   Trustees' fees................................................         23,924
   Miscellaneous.................................................          5,322
   Legal fees....................................................          1,997
                                                                     -----------
                    Total Expenses...............................      2,456,873
                    ------------------------------------------------------------
                    Net Investment Loss..........................       (455,315)
                    ------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain on investments sold..........................      8,116,459

  Net realized loss on foreign currency transactions.............       (408,732)
  Change in net unrealized appreciation/depreciation
   of investments................................................     (8,546,361)
  Change in net unrealized appreciation/depreciation of
   foreign currency transactions.................................        104,979
                                                                     -----------
                    Net Realized and Unrealized
                    Loss on Investments and
                    Foreign Currency Transactions................       (733,655)
                    ------------------------------------------------------------
                    Net Decrease in Net Assets
                    Resulting from Operations....................    $(1,188,970)
                    ============================================================

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------------------------------------------
                                                                                            YEAR ENDED OCTOBER 31,
                                                                                         ---------------------------
INCREASE (DECREASE) IN NET ASSETS:                                                           1995           1994
                                                                                         ------------   ------------
FROM OPERATIONS:
  Net investment loss..................................................................  $   (455,315)  $   (804,218)
  Net realized gain on investments sold and foreign currency transactions..............     7,707,727     13,362,429
  Change in net unrealized appreciation/depreciation of investments and foreign
    currency transactions..............................................................    (8,441,382)    (2,685,194)
                                                                                         ------------   ------------
   Net Increase (Decrease) in Net Assets Resulting from Operations.....................    (1,188,970)     9,873,017
                                                                                         ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  Distributions from net realized gain on investments sold and foreign currency transactions
   Class A - ($1.3307 and $1.3069 per share, respectively).............................    (9,441,512)   (8,324,136)
   Class B - ($1.3307 and $1.3069 per share, respectively).............................    (3,043,184)   (1,992,338)
   Class C** - ($1.3307 and $1.3069 per share, respectively)...........................       (73,482)      (39,722)
                                                                                         ------------  ------------
     Total Distributions to Shareholders...............................................   (12,558,178)  (10,356,196)
                                                                                         ------------  ------------

FROM FUND SHARE TRANSACTIONS-- NET*....................................................    (1,632,583)   23,496,918
                                                                                         ------------  ------------

NET ASSETS:
  Beginning of period..................................................................   133,547,053   110,533,314
                                                                                         ------------  ------------
  End of period .......................................................................  $118,167,322  $133,547,053
                                                                                         ============  ============

* ANALYSIS OF FUND SHARE TRANSACTIONS:

                                                                                    YEAR ENDED OCTOBER 31,
                                                                     ----------------------------------------------------
                                                                               1995                     1994
                                                                     -------------------------   ------------------------
                                                                       SHARES        AMOUNT        SHARES       AMOUNT
                                                                     ----------   ------------   ----------  ------------
CLASS A
  Shares sold......................................................     881,102   $ 10,949,764    1,101,077   $ 15,133,189
  Shares issued to shareholders in reinvestment of distributions...     781,667      9,168,928      600,746      8,080,042
                                                                     ----------   ------------   ----------   ------------
                                                                      1,662,769     20,118,692    1,701,823     23,213,231
  Less shares repurchased..........................................  (1,407,258)   (17,445,162)    (917,934)   (12,478,014)
                                                                     ----------   ------------   ----------   ------------
  Net increase.....................................................     255,511   $  2,673,530      783,889   $ 10,735,217
                                                                     ==========   ============   ==========   ============
CLASS B
  Shares sold......................................................     546,939   $  6,634,570    1,382,515   $ 18,646,101
  Shares issued to shareholders in reinvestment of distributions...     239,739      2,759,391      126,915      1,687,968
                                                                     ----------   ------------   ----------   ------------
                                                                        786,678      9,393,961    1,509,430     20,334,069
  Less shares repurchased..........................................  (1,082,302)   (13,070,250)    (590,659)    (7,901,948)
                                                                     ----------   ------------   ----------   ------------
  Net increase (decrease)..........................................    (295,624)  $ (3,676,289)     918,771   $ 12,432,121
                                                                     ==========   ============   ==========   ============
CLASS C**
  Shares sold......................................................      10,813   $    130,313       21,769   $    293,927
  Shares issued to shareholders in reinvestment of distributions...       6,201         73,482        2,938         39,640
                                                                     ----------   ------------   ----------   ------------
                                                                         17,014        203,795       24,707        333,567
  Less shares repurchased..........................................     (69,733)      (833,619)        (303)        (3,987)
                                                                     ----------   ------------   ----------   ------------
  Net increase (decrease)..........................................     (52,719)  $   (629,824)      24,404   $    329,580
                                                                     ==========   ============   ==========   ============

** All Class C shares were redeemed on March 31, 1995.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund

FINANCIAL HIGHLIGHTS
Selected data for a share of beneficial interest outstanding throughout the period indicated, investment returns, key ratios and supplemental data are listed as follows:
------------------------------------------------------------------------------------------------------------------------------
                                                                                     YEAR ENDED OCTOBER 31,
                                                                  ------------------------------------------------------------
                                                                    1995         1994          1993         1992         1991
                                                                  -------      --------      -------      -------      -------
CLASS A (a)
PER SHARE OPERATING PERFORMANCE
   Net Asset Value, Beginning of Period........................   $ 14.16      $  14.30      $ 10.55      $ 11.31
                                                                  -------      --------      -------      -------
   Net Investment Loss.........................................     (0.03)(b)     (0.07)(b)    (0.10)(b)    (0.04)(b)
   Net Realized and Unrealized Gain (Loss) on Investments
     and Foreign Currency Transactions.........................     (0.13)         1.24         3.85        (0.72)
                                                                  -------      --------      -------      -------
     Total from Investment Operations..........................     (0.16)         1.17         3.75       (0.76)
                                                                  -------      --------      -------      -------
   Less Distributions:
   Distributions from Net Realized Gain on Investments Sold
     and Foreign Currency Transactions.........................     (1.33)        (1.31)          --           --
                                                                  -------      --------      -------      -------
   Net Asset Value, End of Period..............................   $ 12.67      $  14.16      $ 14.30      $ 10.55
                                                                  =======      ========      =======      =======
   Total Investment Return at Net Asset Value (d)..............    (0.37%)        8.64%       35.55%       (6.72%)

RATIO AND SUPPLEMENTAL DATA
   Net Assets, End of Period (000's omitted)...................   $93,597      $100,973      $90,787      $76,980
   Ratio of Expenses to Average Net Assets.....................     1.87%         1.98%        2.12%        2.47%*
   Ratio of Net Investment Loss to Average Net Assets..........    (0.23%)       (0.54%)      (0.86%)      (0.60%)*
   Portfolio Turnover Rate.....................................       60%           61%         108%         .69%

CLASS B
PER SHARE OPERATING PERFORMANCE
   Net Asset Value, Beginning of Period........................   $ 13.93      $  14.17      $ 10.50      $ 10.92      $  9.94
                                                                  -------      --------      -------      -------      -------
   Net Investment Loss.........................................     (0.11)(b)     (0.15)(b)    (0.15)(b)    (0.12)(b)    (0.01)(b)
   Net Realized and Unrealized Gain (Loss) on Investments
     and Foreign Currency Transactions.........................     (0.13)         1.22         3.82        (0.30)        1.35
                                                                  -------      --------      -------      -------      -------
     Total from Investment Operations..........................     (0.24)         1.07         3.67        (0.42)        1.34
                                                                  -------      --------      -------      -------      -------
   Less Distributions:
   Distributions from Net Realized Gain on Investments Sold
     and Foreign Currency Transactions.........................     (1.33)        (1.31)          --           --        (0.36)
                                                                  -------      --------      -------      -------      -------
   Net Asset Value, End of Period..............................   $ 12.36      $  13.93      $ 14.17      $ 10.50      $ 10.92
                                                                  =======      ========      =======      =======      =======
   Total Investment Return at Net Asset Value (d)..............    (1.01%)        7.97%       34.95%       (3.85%)      14.04%

RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (000's omitted)...................   $24,570      $ 31,822      $19,340      $11,475      $28,686
   Ratio of Expenses to Average Net Assets.....................     2.57%         2.59%        2.49%        2.68%        2.60%
   Ratio of Net Investment Loss to Average Net Assets..........    (0.89%)       (1.12%)      (1.25%)      (1.03%)      (0.12%)
   Portfolio Turnover Rate.....................................       60%           61%         108%          69%         106%

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------------------------------------------------------
                                                                                           PERIOD ENDED   YEAR ENDED OCTOBER 31,
                                                                                          MARCH 31, 1995  ----------------------
                                                                                           (UNAUDITED)       1994        1993
                                                                                              ------        ------      ------
CLASS C (c)
PER SHARE OPERATING PERFORMANCE
   Net Asset Value, Beginning of Period.................................................      $14.27        $14.34      $11.75
                                                                                              ------        ------      ------
   Net Investment Loss..................................................................          --            --       (0.02)
   Net Realized and Unrealized Gain (Loss) on Investments and Foreign Currency
     Transactions.......................................................................       (0.97)         1.24        2.61
                                                                                              ------        ------      ------
     Total from Investment Operations...................................................       (0.97)         1.24        2.59
                                                                                              ------        ------      ------
   Less Distributions:

   Distributions from Net Realized Gain on Investments Sold and Foreign Currency
     Transactions.......................................................................       (1.33)        (1.31)         --
                                                                                              ------        ------      ------
   Net Asset Value, End of Period.......................................................      $11.97        $14.27      $14.34
                                                                                              ======        ======      ======
   Total Investment Return at Net Asset Value (d).......................................      (6.70%)        9.15%      22.04%

RATIOS AND SUPPLEMENTAL DATA
   Net Assets, End of Period (000's omitted)............................................      $  795        $  752      $  406
   Ratio of Expenses to Average Net Assets..............................................       1.37%*        1.42%       1.43%*
   Ratio of Net Investment Income (Loss) to Average Net Assets..........................       0.06%*        0.03%     ( 0.35%)*
   Portfolio Turnover Rate..............................................................         60%(e)        61%        108%

  * On an annualized basis.
(a) Class A shares commenced operations on January 3, 1992.
(b) On average month end shares outstanding.
(c) Class C shares commenced operations on May 7, 1993. Net asset value and net assets at the end of the period reflect amounts prior to the redemption of all shares on March 31, 1995.
(d) Total investment return assumes dividend reinvestment and does not reflect the effect of sales charges.
(e) For the year ended October 31, 1995.

THE FINANCIAL HIGHLIGHTS SUMMARIZES THE IMPACT OF THE FOLLOWING FACTORS ON A SINGLE SHARE FOR THE PERIOD INDICATED: THE NET INVESTMENT INCOME, GAINS (LOSSES), DISTRIBUTIONS AND TOTAL INVESTMENT RETURN OF THE FUND. IT SHOWS HOW THE FUND'S NET ASSET VALUE FOR A SHARE HAS CHANGED SINCE THE END OF THE PREVIOUS PERIOD. ADDITIONALLY, IMPORTANT RELATIONSHIPS BETWEEN SOME ITEMS PRESENTED IN THE FINANCIAL STATEMENTS ARE EXPRESSED IN RATIO FORM.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund

THE SCHEDULE OF INVESTMENTS IS A COMPLETE LIST OF ALL SECURITIES OWNED BY THE GLOBAL FUND ON OCTOBER 31, 1995. IT'S DIVIDED INTO THREE MAIN CATEGORIES: COMMON STOCKS, BONDS AND SHORT-TERM INVESTMENTS. COMMON STOCKS AND BONDS ARE FURTHER BROKEN DOWN BY COUNTRY. SHORT-TERM INVESTMENTS, WHICH REPRESENT THE FUND'S "CASH" POSITION, ARE LISTED LAST.

SCHEDULE OF INVESTMENTS
October 31, 1995
--------------------------------------------------------------------------------
                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------      -----
COMMON STOCKS
AUSTRALIA (7.08%)
  Broken Hill Proprietary Co., Ltd.
   (Diversified Operations).....................       131,500      $  1,780,980
  Newcrest Mining Ltd.
   (Gold Mining & Products).....................       250,000*        1,028,336
  News Corp. Ltd. (The) (Publishing)............       345,000         1,739,717
  Renison Goldfields Consolidated Ltd.
   (Metal Processing & Products)................       323,900         1,361,920
  Western Mining Corp. Holdings Ltd.
   (Metal Processing & Products)................       383,750         2,461,285
                                                                    ------------
                                                                       8,372,238
                                                                    ------------
CHILE (1.24%)
  Santa Isabel S.A.,  American Depositary
   Receipts (ADR) (Retail)**....................        64,600*        1,461,575
                                                                    ------------
DENMARK (1.10%)
  Tele Danmark AS (Telecommunications)..........        25,000*        1,303,990
                                                                    ------------
FINLAND (2.46%)

  Metra Oy (Machinery)..........................        34,000*        1,472,832
  Nokia AB (Telecommunications).................        25,000*        1,430,219
                                                                    ------------
                                                                       2,903,051
                                                                    ------------
FRANCE (2.71%)
  LVMH Moet Henessey Louis Vuitton
   (Beverages)..................................         9,250         1,840,504
  Societe Nationale Elf Aquitaine
   (Oil & Gas)..................................        20,000         1,361,935
                                                                    ------------
                                                                       3,202,439
                                                                    ------------
GERMANY (3.38%)
  Bayer AG (Chemicals)..........................         4,000         1,063,939
  Bayerische Motoren Werke AG
   (Automobile/Trucks)..........................         2,400*        1,287,298
  Mannesmann AG
   (Diversified Operations).....................         5,000*        1,645,709
                                                                    ------------
                                                                       3,996,946
                                                                    ------------
HONG KONG (6.05%)
  Cheung Kong (Holdings) Ltd. (Real Estate).....       250,000         1,409,780
  CITIC Pacific Ltd. (Diversified Operations)...       500,000         1,561,752
  HSBC Holdings Ltd. (Banks)....................       100,200         1,457,959
  Swire Pacific Ltd. (Diversified Operations)...       200,000         1,500,317
  Wharf Holdings Ltd.
   (Diversified Operations).....................       360,000*        1,215,257
                                                                    ------------
                                                                       7,145,065
                                                                    ------------
INDONESIA (0.71%)
  PT Tambang Timah, Global Depositary
   Receipts (Metal Process & Products)**........        70,000*          841,750
                                                                    ------------
ITALY (2.35%)
  Banca Commerciale Italiana S.P.A.
   (Banks)......................................       480,000*          935,006
  Olivetti & C. S.P.A. (Computers)**............     1,450,000*        1,082,497
  Telecom Italia S.P.A.
   (Telecommunications).........................       500,000*          759,097
                                                                    ------------
                                                                       2,776,600
                                                                    ------------
JAPAN (11.66%)
  Fanuc Ltd. (Machinery)........................        35,000         1,515,714
  Fujisawa Pharmaceutical Co., Ltd. (Drugs).....       130,000*        1,265,751
  Itochu Corp. (Diversified Operations).........       300,000         1,777,213
  Jusco Co., Ltd (Retail).......................        70,000         1,642,309
  Matsushita Electric Industrial Co., Ltd.
   (Electronics)................................       120,000         1,700,963
  Nippon Television Network Corp.
   (Broadcasting)...............................         3,600*          858,693
  Oki Electric Industry Co., Ltd.

   (Telecommunications)**.......................       110,000*        1,018,329
  Sanwa Bank Ltd. (Banks).......................        60,000*        1,020,578
  Sony Corp. (Electronics)......................        32,000         1,438,975
  TDK Corp. (Electronics).......................        30,000*        1,545,530
                                                                    ------------
                                                                      13,784,055
                                                                    ------------
LUXEMBOURG (1.12%)
  Scandinavian Broadcasting System (ADR)
   (Broadcasting)**.............................        55,000         1,320,000
                                                                    ------------
MALAYSIA (1.24%)
  Resorts World Berhad
   (Leisure & Recreation).......................       300,000         1,463,991
                                                                    ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund

                                                                       MARKET
ISSUER, DESCRIPTION                               NUMBER OF SHARES      VALUE
-------------------                               ----------------      -----
MEXICO (0.47%)
  Telefonos de Mexico S.A. de C.V. (ADR)
   (Telecommunications).........................        20,000      $    550,000
                                                                    ------------
NETHERLANDS (2.74%)
  Gucci Group N.V. (Shoes & Related
   Apparel)**...................................        20,000*          600,000
  Koninklijke P.T.T. Nederland
   (Telecommunications).........................        46,800         1,646,216
  Polygram N.V. ADR (Audio/Video)...............        16,000           992,000
                                                                    ------------
                                                                       3,238,216
                                                                    ------------
NEW ZEALAND (2.47%)
  Carter Holt Harvey Ltd. (Paper)...............       700,000         1,672,718
  Telecom Corporation of New Zealand
   (Telecommunications).........................       300,000         1,245,627
                                                                    ------------
                                                                       2,918,345
                                                                    ------------
NORWAY (1.97%)
  Orkla AS (Diversified Operations).............        45,000*        2,326,963
                                                                    ------------
PAKISTAN (0.18%)
  Crescent Textile Mills (Textile)**............       283,676           213,488
                                                                    ------------
SINGAPORE (2.95%)
  Hongkong Land Holdings Ltd.
   (Real Estate)................................       500,000*          900,000
  Jardine Matheson Holdings Ltd.
   (Diversified Operations).....................       130,000*          793,000
  Keppel Corp.
   (Diversified Operations).....................       218,000         1,789,667
                                                                    ------------
                                                                       3,482,667
                                                                    ------------
SPAIN (1.75%)
  Fomento de Construcciones y Contratas
   SA (Construction)............................         6,000           423,743
  Repsol SA (Oil & Gas).........................        55,000         1,642,497
                                                                    ------------
                                                                       2,066,240
                                                                    ------------
SWEDEN (5.22%)
  Atlas Copco AB (Machinery)....................       127,500         1,929,607
  Hennes & Mauritz AB (Retail)..................        19,500*        1,274,433
  Investor AB (Diversified Operations)..........        37,500*        1,335,534
  Telefonaktiebolaget (LM) Ericsson
   (Telecommunications).........................        77,000         1,634,943
                                                                    ------------
                                                                       6,174,517
                                                                    ------------
SWITZERLAND (1.47%)
  Ciba-Geigy AG (Drugs).........................         2,000         1,731,701
                                                                    ------------
THAILAND (1.88%)
  Bangkok Bank (Banks)..........................       150,000         1,549,771
  Italian-Thai Development Public Co., Ltd.
   (Construction)...............................        60,000*          677,131
                                                                    ------------
                                                                       2,226,902
                                                                    ------------
UNITED KINGDOM (7.33%)
  Carlton Communications PLC
   (Broadcasting)...............................       110,000         1,675,652
  Dixons Group PLC (Retail).....................       300,000*        1,816,601
  Glaxo Wellcome PLC (Drugs)....................       140,000*        1,888,063
  Reed International PLC (Publishing)...........       100,000*        1,520,949
  Thorn EMI PLC (Leisure & Recreation)..........        75,500         1,758,285
                                                                    ------------
                                                                       8,659,550
                                                                    ------------
UNITED STATES (27.41%)
  Adaptec, Inc. (Computers)**...................        25,000         1,112,500
  America Online, Inc. (Computers)**............        22,000*        1,760,000
  Bell Sports Corp. (Leisure & Recreation)**....        47,000           440,625
  BMC Software, Inc. (Computers)**..............        25,000*          890,625
  Capital Cities/ABC, Inc. (Broadcasting).......        10,000*        1,186,250
  cisco Systems, Inc. (Computers)**.............        24,000         1,860,000
  Cobra Golf, Inc. (Leisure & Recreation)**.....        15,000           390,000
  Coca-Cola Co. (The) (Beverages)...............        40,000         2,875,000
  CUC International Inc. (Retail)**.............        50,625         1,752,891
  Disney (Walt) Co. (The)
   (Leisure & Recreation).......................        21,600         1,244,700
  Home Depot, Inc. (The) (Retail)...............        35,000         1,303,750
  Intel Corp. (Electronics).....................        15,000*        1,048,125
  Intuit, Inc. (Computers)**....................        10,000*          720,000
  Johnson & Johnson (Drugs).....................        30,000         2,445,000
  Micron Technology, Inc. (Electronics).........        12,500*          882,812
  Nabisco Holdings Corp. (Class A) (Food).......        25,000*          671,875
  New World Communications Group, Inc.
   (Broadcasting)**.............................        12,500*          206,250
  Nine West Group, Inc. (Shoes &
   Related Apparel)**...........................        30,000*        1,335,000
  Softkey International, Inc. (Computers)**.....        20,000*          630,000
  Tommy Hilfiger Corp. (Retail)**...............        39,400         1,502,125
  Triton Energy Corp. (Oil & Gas)**.............        15,000*          699,375
  U.S. Order, Inc. (Telecommunications)**.......        50,000*          750,000
  UUNET Technologies, Inc. (Computers)**........        20,000*        1,215,000
  Viacom, Inc. (Class B) (Broadcasting)**.......        30,307         1,515,350
  Viking Office Products, Inc. (Office
   Equipment & Supplies)**......................        23,000         1,023,500
  Wal-Mart Stores, Inc. (Retail)................        38,000           821,750
  WorldCom, Inc. (Telecommunications)**.........        64,766*        2,112,991
                                                                    ------------
                                                                      32,395,494
                                                                    ------------
                             TOTAL COMMON STOCKS
                              (Cost $94,227,986)       (96.94%)      114,555,783
                                                        ------      ------------

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund

                                        INTEREST      PAR VALUE        MARKET
ISSUER, DESCRIPTION                       RATE     (000'S OMITTED)      VALUE
-------------------                       ----     ---------------      -----
BONDS
PERU (0.33%)
  Tele 2000 S.A. (Telecommunications)
   Conv. Note 04-14-97................   9.750%        $  450       $    387,000
                                                                    ------------
                           TOTAL BONDS
                       (Cost $450,000)                 (0.33%)           387,000
                                                        -----       ------------

SHORT-TERM INVESTMENTS
JOINT REPURCHASE AGREEMENT (1.05%)
  Investment in a joint repurchase
   agreement transaction with SBC
   Capital Markets Inc. -
   Dated 10-31-95,
   Due 11-01-95 (secured by
   U.S. Treasury Bond, 8.75%
   Due 05-15-17, and by
   U.S. Treasury Note, 5.75%
   Due 09-30-97) Note A...............   5.890          1,243          1,243,000
                                                                    ------------
          TOTAL SHORT-TERM INVESTMENTS                 (1.05%)         1,243,000
                                                       ------       ------------
                     TOTAL INVESTMENTS                (98.32%)      $116,185,783
                                                       ======       ============

 * Securities, other than short-term investments, newly added to the portfolio during the year ended October 31, 1995.
** Non-income producing security.

The percentage shown for each investment category is the total value of that category as a percentage of the net assets of the Fund.

                       SEE NOTES TO FINANCIAL STATEMENTS.

                              FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund

INDUSTRY DIVERSIFICATION (UNAUDITED)
- - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - - -
THE FUND PRIMARILY INVESTS IN SECURITIES ISSUED BY COMPANIES OF OTHER COUNTRIES. THE PERFORMANCE OF THE FUND IS CLOSELY TIED TO THE ECONOMIC CONDITIONS WITHIN THE COUNTRIES IT INVESTS. THE CONCENTRATION OF INVESTMENTS BY COUNTRY FOR INDIVIDUAL SECURITIES HELD BY THE FUND IS SHOWN IN THE SCHEDULE OF INVESTMENTS. IN ADDITION, THE CONCENTRATION OF INVESTMENTS CAN BE AGGREGATED BY VARIOUS INDUSTRY GROUPS. THE TABLE BELOW SHOWS THE PERCENTAGES OF THE FUND'S INVESTMENTS AT OCTOBER 31, 1995 ASSIGNED TO THE VARIOUS INVESTMENT CATEGORIES.

                                                               MARKET VALUE OF SECURITIES AS A
INVESTMENT CATEGORIES                                             % OF FUNDS NET ASSETS
Audio/Video ................................................               0.84%
Automobile/Trucks ..........................................               1.09
Banks ......................................................               4.20
Beverages ..................................................               3.99
Broadcasting ...............................................               5.72
Chemicals ..................................................               0.90
Computers ..................................................               7.85
Construction ...............................................               0.93
Diversified Operations .....................................              13.31
Drugs ......................................................               6.20
Electronics ................................................               5.60
Food .......................................................               0.57
Gold Mining & Products .....................................               0.87
Leisure & Recreation .......................................               4.48
Machinery ..................................................               4.16
Metal Processing & Products ................................               3.95
Office Equipment & Supplies ................................               0.87
Oil & Gas ..................................................               3.13
Paper ......................................................               1.42
Publishing .................................................               2.76
Real Estate ................................................               1.95
Retail .....................................................               9.80
Shoes & Related Apparel ....................................               1.64
Telecommunications .........................................               9.81
Textile ....................................................               0.18
Utilities ..................................................               1.05
Short-Term Investments .....................................               1.05
                                                                          -----
                                           TOTAL INVESTMENTS              98.32%
                                                                          =====

                       SEE NOTES TO FINANCIAL STATEMENTS.

                          NOTES TO FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund

NOTE A --
ACCOUNTING POLICIES

Freedom Investment Trust II (the "Trust") is an open-end management investment company, registered under the Investment Company Act of 1940. The Trust consists of five series portfolios: John Hancock Global Fund (the "Fund"), John Hancock Special Opportunities Fund, John Hancock Global Income Fund, John Hancock Short-Term Strategic Income Fund and John Hancock International Fund. Prior to January 1, 1995, the Fund was known as John Hancock Freedom Global Fund, John Hancock Global Income Fund was known as John Hancock Freedom Global Income Fund and John Hancock International Fund was known as John Hancock Freedom International Fund.

     The Trustees have authorized the issuance of two classes of shares of the Fund, designated as Class A and Class B shares. The shares of each class represent an interest in the same portfolio of investments of the Fund and have equal rights to voting, redemption, dividends, and liquidation, except that certain expenses, subject to the approval of the Trustees, may be applied differently to each class of shares in accordance with current regulations of the Securities and Exchange Commission. Shareholders of a class which bears distribution/service expenses under the terms of a distribution plan, have exclusive voting rights regarding such distribution plan. Class C shares were outstanding during the period from November 1, 1994 through March 31, 1995. The Trustees abolished Class C shares as of May 1, 1995. Significant accounting policies of the Fund are as follows:

VALUATION OF INVESTMENTS Securities in the Fund's portfolio are valued on the basis of market quotations, valuations provided by independent pricing services or, at fair value as determined in good faith in accordance with procedures approved by the Trustees. Short-term debt instruments maturing within 60 days are valued at amortized cost which approximates market value. All portfolio transactions initially expressed in terms of foreign currencies have been translated into U.S. dollars as described in "Foreign Currency Translation" below.

JOINT REPURCHASE AGREEMENT Pursuant to an exemptive order issued by the Securities and Exchange Commission, the Fund, along with other registered investment companies having a management contract with John Hancock Advisers, Inc. (the "Adviser"), a wholly-owned subsidiary of The Berkeley Financial Group, may participate in a joint repurchase agreement transaction. Aggregate cash balances are invested in one or more repurchase agreements, whose underlying securities are obligations of the U.S. government and/or its agencies. The Fund's custodian bank receives delivery of the underlying securities for the joint account on the Fund's behalf. The Adviser is responsible for ensuring that the agreement is fully collateralized at all times.

INVESTMENT TRANSACTIONS Investment transactions are recorded as of the date of purchase, sale or maturity. Net realized gains and losses on sales of investments are determined on the identified cost basis. Capital gains realized on some foreign securities are subject to foreign taxes and are accrued, as applicable.

FEDERAL INCOME TAXES The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments, to its shareholders. Therefore, no federal income tax provision is required. For federal income tax purposes, net currency exchange gains and losses from sales of foreign debt securities must be treated as ordinary income even though such items are gains and losses for accounting purposes.

DIVIDENDS, DISTRIBUTIONS AND INTEREST Dividend income on investment securities is recorded on the ex-dividend date or, in the case of some foreign securities, on the date thereafter when the Fund is made aware of the dividend. Interest income on investment securities is recorded on the accrual basis. Foreign income may be subject to foreign withholding taxes which are accrued as applicable.

     The Fund records all distributions to shareholders from net investment income and realized gains on the ex-dividend date. Such distributions are determined in conformity with income tax regulations, which may differ from generally accepted accounting principles. Dividends paid by the Fund with respect to each class of shares will be calculated in the same manner, at the same time and will be in the same amount, except for the effect of expenses that may be applied differently to each class as explained previously.

                          NOTES TO FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund

EXPENSES The majority of the expenses of the Trust are directly identifiable to an individual Fund. Expenses which are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration, among other things, the nature and type of expense and the relative sizes of the Funds.

CLASS ALLOCATIONS Income, common expenses and realized and unrealized gains (losses) are determined at the Fund level and allocated daily to each class of shares based on the appropriate net assets of the respective classes. Distribution/service fees if any, are calculated daily at the class level based on the appropriate net assets of each class and the specific expense rate(s) applicable to each class.

FOREIGN CURRENCY TRANSLATION All assets and liabilities initially expressed in terms of foreign currencies are translated into U.S. dollars based on London currency exchange quotations as of 5:00 p.m., London time, on the date of any determination of the net asset value of the Fund. Transactions affecting statement of operations accounts and net realized gain/(loss) on investments are translated at the rates prevailing at the dates of the transactions.

     The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

     Reported net realized foreign exchange gains or losses arise from sales of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year end, resulting from changes in the exchange rate.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS The Fund may enter into forward foreign currency exchange contracts as a hedge against the effect of fluctuations in currency exchange rates. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date at a set price. The aggregate principal amounts of the contracts are marked-to-market daily at the applicable foreign currency exchange rates. Any resulting unrealized gains and losses are included in the determination of the Fund's daily net assets. The Fund records realized gains and losses at the time the forward foreign currency contract is closed out or offset by a matching contract. Risks may arise upon entering these contracts from potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

     These contracts involve market or credit risk in excess of the unrealized gain or loss reflected in the Fund's Statement of Assets and Liabilities. The Fund may also purchase and sell forward contracts to facilitate the settlement of foreign currency denominated portfolio transactions, under which it intends to take delivery of the foreign currency. Such contracts normally involve no market risk other than that offset by the currency amount of the underlying transaction.

     At October 31, 1995, there were no open forward foreign currency exchange contracts.

NOTE B --
MANAGEMENT FEE, AND
TRANSACTIONS WITH AFFILIATES AND OTHERS

The Adviser is solely responsible for advising the Fund with respect to investments in the United States and Canada. The Fund and the Adviser also have a sub-investment management contract with John Hancock Advisers International Limited (the "Sub- Adviser"), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser, subject to the review of the Trustees and overall supervision of the Adviser, provides the Fund with investment management services andadvice with respect to the portion of the Fund's assets invested in countries other than the United States and Canada.

     Under the present investment management contract, the Fund pays a monthly management fee to the Adviser, for a continuous investment program equivalent, on an annual basis, to the sum of: (a) 1.00% of the first $100,000,000 of the Fund's average daily net asset value, (b)

                          NOTES TO FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund

0.80% of the next $200,000,000, (c) 0.75% of the next $200,000,000 and (d)
0.625% of the Fund's average daily net asset value in excess of $500,000,000. The Adviser pays the Sub-Adviser a fee equivalent, on an annual basis to the sum of (a) 0.70% of the first $200,000,000 of the Fund's average daily net asset value and (b) 0.6375% of the Fund's average daily net asset value in excess of $200,000,000. The Fund is not responsible for the payment of the Sub-Adviser's fee.

     In the event normal operating expenses of the Fund, exclusive of certain expenses prescribed by state law, are in excess of the most restrictive state limit where the Fund is registered to sell shares of beneficial interest, the fee payable to the Adviser will be reduced to the extent of such excess, and the Adviser will make additional arrangements necessary to eliminate any remaining excess expenses. The current limits are 2.5% of the first $30,000,000 of the Fund's average daily net asset value, 2.0% of the next $70,000,000 and 1.5% of the remaining average daily net asset value.

     John Hancock Funds, Inc. ("JH Funds"), a wholly owned subsidiary of the Adviser, and Freedom Distributors Corporation ("FDC") act as Co-Distributors for shares of the Fund. Prior to January 1, 1995 JH Funds was known as John Hancock Broker Distribution Services, Inc. For the period ended October 31, 1995, net sales charges received with regard to sales of Class A shares amounted to $132,895. Out of this amount, $19,426 was retained and used for printing prospectuses, advertising, sales literature and other purposes, $31,246 was paid as sales commissions to unrelated broker-dealers and $82,223 was paid as sales commissions to sales personnel of John Hancock Distributors, Inc. ("Distributors"), Tucker Anthony, Incorporated ("Tucker Anthony") and Sutro & Co., ("Sutro"), all of which are broker dealers. The Adviser's indirect parent, John Hancock Mutual Life Insurance Company, is the indirect sole shareholder of Distributors and John Hancock Freedom Securities Corporation and its subsidiaries which include FDC, Tucker Anthony and Sutro.

     Class B shares which are redeemed within six years of purchase will be subject to a contingent deferred sales charge ("CDSC") at declining rates beginning at 5.0% of the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSC are paid to JH Funds and are used in whole or in part to defray its expenses related to providing distribution related services to the Fund in connection with the sale of Class B shares. For the period ended October 31, 1995, contingent deferred sales charges paid to JH Funds amounted to $61,845.

     In addition, to reimburse the Co-Distributors for the services they provide as distributors of shares of the Fund, the Fund has adopted Distribution Plans with respect to Class A and Class B pursuant to Rule 12b-1 under the Investment Company Act of 1940. Accordingly, the Fund will make payments to the Co-Distributors for distribution and service expenses, at an annual rate not exceed 0.30% of Class A average daily net assets and 1.00% of Class B average daily net assets to reimburse the Co-Distributors for their distribution/service costs. Up to a maximum of 0.25% of such payments may be service fees as defined by the amended Rules of Fair Practice of the National Association of Securities Dealers. Under the amended Rules of Fair Practice, curtailment of a portion of the Fund's 12b-1 payments could occur under certain circumstances. In order to comply with this rule, the 12b-1 fee was decreased on Class B shares to 0.95% effective August 1, 1995.

     The Fund has a transfer agent agreement with John Hancock Investor Services Corporation ("Investor Services"), a wholly-owned subsidiary of The Berkeley Financial Group. Prior to January 1, 1995, Investor Services was known as John Hancock Fund Services, Inc.

     Prior to January 1, 1995, the Fund paid Investor Services a monthly transfer agent fee equivalent, on an annual basis, to 0.36% and 0.30% of the average daily net asset value of Class A and Class B shares of the Fund, respectively, plus out-of-pocket expenses incurred by Fund Services on behalf of the Fund. For the period November 1, 1994 and through March 31, 1995, Class C shares paid a monthly transfer agent fee equivalent, on an annual basis, to 0.10% of the average daily net asset value of Class C shares plus out-of-pocket expenses incurred by Fund Services. All Class C shares were redeemed on March 31, 1995. For the period January 1, 1995 and through September 30, 1995 Class A and Class B shares paid transfer agent fees based on the number of shareholder accounts and certain out-of-pocket

                          NOTES TO FINANCIAL STATEMENTS

                        John Hancock Funds - Global Fund

expenses. For the eleven months ended September 30, 1995 the transfer agent expense, calculated as a class specific expense was $315,372 for Class A and $90,903 for Class B, respectively. Effective October 1, 1995 transfer agent expense is being treated as a fund expense based on the number of shareholder accounts in the Fund and certain out-of-pocket expenses.

     Edward J. Boudreau, Jr. is a director and officer of the Adviser and its affiliates as well as a Trustee of the Fund. The compensation of unaffiliated Trustees is borne by the Fund. Effective with the fees paid for 1995, the unaffiliated Trustees may elect to defer for tax purposes their receipt of this compensation under the John Hancock Group of Funds Deferred Compensation Plan. The Fund will make investments into other John Hancock Funds, as applicable, to cover its liability for the deferred compensation. Investments to cover the Fund's deferred compensation liability will be recorded on the Fund's books as an other asset. The deferred compensation liability and the investment to cover the liability will be marked to market on a periodic basis to reflect income earned by the investment.

NOTE C --
INVESTMENT TRANSACTIONS

Purchases and proceeds from sales of securities, other than short-term securities, during the period ended October 31, 1995 aggregated $72,187,511 and $85,985,846, respectively. There were no purchases or sales of obligations of the U.S. government and its agencies during the period ended October 31, 1995.

     The cost of investments owned at October 31, 1995 (including the joint repurchase agreement) for Federal income tax purposes was $95,920,986. Gross unrealized appreciation and depreciation of investments aggregated $25,830,467 and $5,565,670, respectively, resulting in net unrealized appreciation of $20,264,797.

NOTE D --
RECLASSIFICATION OF ACCOUNTS

During the year ended October 31, 1995, the Fund reclassified amounts to reflect a decrease in accumulated net investment loss of $455,315, an increase in accumulated net realized gain on investments of $470,656 and a decrease in capital paid-in of $925,971. This represents the amount necessary to report these balances on a tax basis, excluding certain temporary differences, as of October 31, 1995. Additional adjustments may be needed in subsequent reporting periods. These reclassifications, which have no impact on the net asset value of the Fund, are primarily attributable to the treatment of net operating losses in the computation of distributable income and capital gains under federal tax rules versus generally accepted accounting principle.

                        John Hancock Funds - Global Fund

REPORT OF INDEPENDENT ACCOUNTANTS

To the Shareholders of John Hancock Global Fund and the Trustees of Freedom Investment Trust II

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of John Hancock Global Fund (the "Fund") (formerly known as John Hancock Freedom Global Fund) (a portfolio of Freedom Investment Trust II) at October 31, 1995, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1995 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


Price Waterhouse LLP
Boston, Massachusetts
December 18, 1995


TAX INFORMATION NOTICE (UNAUDITED)

For Federal income tax purposes, the following information is furnished with respect to the distributions of the Fund during the fiscal year ended October 31, 1995.

     The Fund designated distributions to shareholders of $9,813,715 as a long-term capital gain dividend. These amounts were reported 1994 U.S. Treasury Department Form 1099-DIV in January 1995 representing their proportionate share. It is anticipated that there will be a distribution from net realized gains from sales of securities to shareholders of record on December 22, 1995, and payable on December 29, 1995. Shareholders will receive a 1995 U.S. Treasury Department Form 1099-DIV in January 1996 representing their proportionate share.

     None of the distributions qualify for the dividends received deduction available to corporations.

                                      NOTES

                        John Hancock Funds - Global Fund

                                      NOTES

                        John Hancock Funds - Global Fund

                                      NOTES

                        John Hancock Funds - Global Fund

                                                                    Bulk Rate
[LOGO] JOHN HANCOCK FUNDS                                          U.S. Postage
A GLOBAL INVESTMENT MANAGEMENT FIRM                                    PAID
101 Huntington Avenue Boston, MA 02199-7603                        Brockton, MA
                                                                  Permit No. 582


[A 1/2" x 1/2" John Hancock Funds logo in upper left hand corner of the page. A box sectioned in quadrants with a triangle in upper left, a circle in upper right, a cube in lower left and a diamond in lower right. A tag line below reads: "A Global Investment Management Firm."]



--------------------------------------------------------------------------------
     This report is for the information of shareholders of the John Hancock Global Fund. It may be used as sales literature when preceded or accompanied by the current prospectus, which details charges, investment objectives and operating policies.

[A recycled logo in lower left hand corner with caption "Printed on Recycled Paper."]


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                                                                           12/95